UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2020

ZIOPHARM Oncology, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33038	84-1475642
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One First Avenue, Parris Building 34, Navy Yard Plaza Boston, Massachusetts		02129
(Address of Principal Executive Offices)		(Zip Code)

(617) 259-1970

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ZIOP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On February 4, 2020, Ziopharm Oncology, Inc. (the “Company”) filed a preliminary prospectus supplement with the Securities and Exchange Commission (the “Preliminary Prospectus Supplement”) in connection with a proposed registered underwritten public offering of common stock (the “Offering”), which included the following disclosure:

As of December 31, 2019, we had approximately $79.7 million of cash and cash equivalents. This amount is unaudited and preliminary, and does not present all information necessary for an understanding of our financial condition as of December 31, 2019. Our internal closing procedures with respect to the period presented above are not complete. Our actual results for the year ended December 31, 2019 will not be finalized until after this offering is completed and may differ materially from the above estimates.

Item 8.01	Other Events.

On February 4, 2020, the Company issued a press release announcing the commencement of the Offering. A copy of the press release is filed herewith as Exhibits 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Preliminary Prospectus Supplement contains an updated description of certain aspects of the Company’s business. Accordingly, the Company is filing this information with this Current Report on Form 8-K for the purpose of supplementing and updating disclosures contained in the Company’s prior filings with the SEC. The updated disclosures are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements include statements about the Company’s anticipated public offering, clinical development of the Company’s product candidates, expectations regarding future clinical trials, the preliminary financial results as of December 31, 2019 and the Company’s future expectations, plans and prospects. These forward-looking statements are based on information currently available to the Company and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including the uncertainties related to market conditions and the completion of the public offering on the anticipated terms or at all. The Company’s forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning the Company’s business are described in additional detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, the Preliminary Prospectus Supplement and in the Company’s other reports filed with the Securities and Exchange Commission. The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 4, 2020, titled “Ziopharm Oncology Announces Proposed Public Offering of Common Stock.”

99.2	Updated Company Disclosures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIOPHARM ONCOLOGY, INC.

Date: February 4, 2020	By:	/s/ Robert Hadfield
Name: Robert Hadfield
Title: General Counsel and Secretary